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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 (Date of report (Date of earliest event reported): May 1, 2003 (April 29, 2003)

                              STURGIS BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                    (State of incorporation or organization)


         0-49613                                        38-3609814
  (Commission File No.)                  (IRS -- Employer Identification Number)

                   113-125 E. Chicago Road, Sturgis, MI 49091
              (Address of Registrant's principal executive offices)

                                 (269) 651-9345
               Registrant's telephone number, including area code


ITEM 5. OTHER EVENTS

         On April 29, 2003, the Board of Directors of Sturgis Bancorp, Inc. ("STBI") promoted Eric L. Eishen to the position of President and Chief Executive Officer effective May 1, 2003. Mr. Eishen has been Vice President of STBI since its establishment on January 1, 2002. This completes the planned management transition from Leonard L. Eishen to Eric L. Eishen, which began June 1, 2002. Eric L. Eishen will also continue as President and CEO of Sturgis Bank & Trust Company, STBI's wholly owned subsidiary, where he has been employed in various capacities since 1987. Eric has served as President and CEO of Sturgis Bank & Trust Company since June 1, 2002.

         Also, on April 29, 2003, the Board of Directors of Sturgis Bancorp, Inc. promoted Ronald W. Scheske to the position of Vice President effective May 1, 2003. Mr. Scheske will also continue as Executive Vice President of Sturgis Bank & Trust Company, STBI's wholly-owned subsidiary, where he has been a commercial lender since 1997.

ITEM 7. FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired

         Not applicable.

(b)      Pro Forma Financial Information

         Not applicable.

(c)      Exhibits

         Setforth below is a list of exhibits included as part of this current report.


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EXHIBIT
NUMBERS                    DESCRIPTION OF EXHIBIT

99.1                       Press Release dated April 30, 2003.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2003                   STURGIS BANCORP, INC.


                                    By: /s/ Eric L. Eishen
                                       -----------------------------------------
                                    Name:    Eric L. Eishen
                                    Title:   President and CEO



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                                  EXHIBIT INDEX

EXHIBIT
NUMBERS                    DESCRIPTION OF EXHIBIT

99.1                       Press Release dated April 30, 2003.